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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 OR 15(d) of The

                         Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 17, 2008

                               SUTRON CORPORATION
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             (Exact name of registrant as specified in its charter.)

            Virginia                        0-12227              54-1006352
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   (State or other jurisdiction           (Commission         (I.R.S. Employer
of incorporation or organization)         File Number)       Identification No.)

                 21300 RIDGETOP CIRCLE, STERLING VIRGINIA 20166
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               (Address of principal executive offices) (Zip Code)

                                 (703) 406-2800
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                           (Issuer's telephone number)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 17, 2008, Sutron Corporation entered into a 10 year lease agreement with the FP Sterling Park II, LLC (the "FP Sterling Park Lease"), a Virginia Limited Liability Company, for 27,817 square feet of office/warehouse space located at 22400 Davis Drive, Sterling, Virginia 20164. Base rent during year one of the initial term is $361,621 per annum and is subject to annual escalations up to a base rent of $452,026.25 during the final year of the 10-year term. The total base rent payments over the 10-year period of $4,052,658.73 are exclusive of our share of operating expenses and real estate taxes under the triple-net lease. The lease will expire at 11:59 p.m. on May 31, 2019. We anticipate moving into the new space in May 2009.

We currently lease space at two other locations in Sterling, Virginia that total 23,744 square feet. The leases for these spaces expire March 31, 2009. However, we anticipate leasing our current space on a month-to-month basis until the move is completed.

The foregoing description of the FP Sterling Park Lease does not purport to be complete and is qualified in its entirety by reference to the FP Sterling Park Lease that is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01 for a description of the FP Sterling Park Lease.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

Exhibit 10.1 - Lease Agreement between FP Sterling Park II, LLC, as Landlord, and Sutron Corporation, as Tenant


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2008           Sutron Corporation
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                                  (Registrant)



                                  By /s/ Sidney C. Hooper
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                                     Sidney C. Hooper
                                     Chief Financial Officer and Principal
                                     Accounting Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                        TITLE

Exhibit 10.1 Lease Agreement between FP Sterling Park II, LLC, as Landlord, and Sutron Corporation, as Tenant